SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION OF

EVERGREEN BALANCED FUNDS

I.                Evergreen Asset Allocation Fund (the "Fund")

                Effective immediately, Dr. Jack Gray no longer serves as a portfolio manager of Asset Allocation Trust. The remaining portfolio management team members of GMO’s Asset Allocation Division will continue to manage the Trust.

The section of the Fund’s prospectuses entitled "The Fund’s Portfolio Managers" and the section of the Fund’s Statement of Additional Information entitled “Portfolio Managers” are revised accordingly.

January 11, 2008                                                                                                                                                   581513 (1/08)